UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Schedule 14C

(Rule 14c-101)

Schedule 14C Information

Information Statement pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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☒	Definitive information statement.

NORTHERN FUNDS

(Name of Registrant as Specified in Its Charter)

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ACTIVE M INTERNATIONAL EQUITY FUND AND MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND

JOINT INFORMATION STATEMENT	MAY 14, 2025

Dear Northern Funds Investor:

As you know, we continually monitor and manage the sub-advisers in your Fund. A dedicated team of investment professionals evaluates the sub-advisers’ performance, portfolios, organizational structure, team composition, investment process and adherence to investment guidelines on an ongoing basis to seek to ensure that the Fund’s sub-advisers maintain an overall investment approach that meets our risk and return objectives. Consistent with this rigorous approach, we have recently made sub-adviser changes within the Active M International Equity Fund (the “International Equity Fund”) and the Multi-Manager Global Listed Infrastructure Fund (the “Global Listed Infrastructure Fund”, and together with the International Equity Fund, the “Funds”).

Each of the Funds utilizes sub-advisers with distinct investment approaches. The Board of Trustees of the Northern Funds (the “Board”) approved the termination of Polen Capital Management, LLC as a sub-adviser to the International Equity Fund, effective on April 1, 2025, and the appointment of AllianceBernstein L.P. to sub-advise a portion of the International Equity Fund, effective on April 10, 2025. The Board made this decision based upon Northern Trust Investment, Inc.’s (“NTI”) recommendation, including that such changes seek to reduce the International Equity Fund’s risk profile and maintain style neutrality within the International Equity Fund.

The Board has also approved the appointment of Cohen & Steers Capital Management, Inc. and Eagle Global Advisors, LLC to each sub-advise a portion of the Global Listed Infrastructure Fund, effective on March 24, 2025. The Board made these decisions based upon NTI’s recommendation, including that such changes seek to improve the relative performance and to reduce the tracking error and the industry factor risk of the Global Listed Infrastructure Fund.

Please take a moment to read the enclosed Joint Information Statement that describes the changes discussed above. We believe that these changes are in the best interest of the Funds and their shareholders and assure you that we will continue to monitor the performance of the Funds’ sub-advisers. If you have any questions about your investment in the Funds, please contact your financial advisor or call (800) 595-9111.

Best regards,

Kelly S. Finegan, CFA

Senior Vice President

Northern Trust Investments, Inc.

NOT FDIC INSURED	May lose value/No bank guarantee

50 SOUTH LASALLE STREET	P.O. BOX 75986	CHICAGO, ILLINOIS 60675	800-595-9111	WWW.NORTHERNTRUST.COM/FUNDS

Northern Funds Distributors, LLC, not affiliated with Northern Trust.

MULTI-MANAGER FUNDS

JOINT INFORMATION STATEMENT

NORTHERN FUNDS—ACTIVE M INTERNATIONAL EQUITY FUND

AND MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND

This Joint Information Statement is being provided to the shareholders of the Active M International Equity Fund (the “International Equity Fund”) and the Multi-Manager Global Listed Infrastructure Fund (the “Global Listed Infrastructure Fund”, and together with the International Equity Fund, the “Funds” and each, a “Fund”), each a series of Northern Funds, a Delaware statutory trust (the “Trust”), pursuant to the terms of an exemptive order (the “Order”) that the Trust has received from the U.S. Securities and Exchange Commission (“SEC”). The Order permits the Trust’s investment adviser to terminate sub-advisers, and to engage and enter into and materially amend existing sub-advisory agreements, upon the approval of the Board of Trustees (the “Board” or the “Trustees”) of the Trust, without obtaining shareholder approval. We are NOT asking you for a proxy and you are requested NOT to send us a proxy.

The Joint Information Statement will be available on the Trust’s website at https://ntam.northerntrust.com/united-states/all-investor/funds/information-statements until August 10, 2025. A paper or email copy of the Joint Information Statement may be obtained, without charge, by contacting the Trust at (800) 595-9111 or sending an e-mail to northern-funds@ntrs.com.

Shareholders of record at the close of business on April 17, 2025 are entitled to receive this Joint Information Statement. A Notice of Availability of this Joint Information Statement is being sent to shareholders of the Funds on or about May 14, 2025.

Northern Trust Investments, Inc. (“NTI”) and the Management Agreement

NTI, an indirect subsidiary of Northern Trust Corporation (“NTC”), serves as the investment adviser for the Funds and is responsible for each Fund’s overall management and administration. NTI is responsible for providing investment advisory services, including making decisions with respect to, and placing orders for, all purchases and sales of portfolio securities for the Funds and for providing administration services under a Management Agreement dated June 30, 2014, as amended, between the Trust, on behalf of each Fund, and NTI (the “Management Agreement”). The Board supervises the investment advisory services. The Management Agreement also permits NTI, subject to approval by the Board, to delegate to one or more sub-advisers any or all of its portfolio management responsibilities under the Management Agreement pursuant to a written agreement with each sub-adviser, subject to the Order. NTI has delegated portfolio management responsibilities for each Fund to sub-advisers pursuant to sub-advisory agreements with each sub-adviser. NTI remains responsible for supervision and oversight of the portfolio management services performed by the sub-advisers, including compliance with the Funds’ investment objectives and policies. Shareholders of each Fund approved the Management Agreement at a special meeting of shareholders on May 19, 2014.

NTI is entitled to a management fee as compensation for its advisory services and administration services and the assumption of related expenses. The fee is computed daily and payable monthly, at the annual rates set forth in the table below (expressed as a percentage of the Fund’s average daily net assets).

FUND	CONTRACTUAL FEE RATE	AVERAGE DAILY NET ASSETS

Active M International Equity Fund	0.82%	First $1 Billion
	0.795%	Next $1 Billion
	0.771%	Over $2 Billion

Multi-Manager Global Listed	0.90%	First $1 Billion
Infrastructure Fund	0.873%	Next $1 Billion
	0.847%	Over $2 Billion

Active M International Equity Fund

AllianceBernstein L.P. (“AB”) and the AB Agreement

THE AB AGREEMENT. At an in-person meeting of the Board held on February 12-13, 2025 (the “Meeting”), the Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), voting separately, reviewed and approved a new sub-advisory agreement (the “AB Agreement”) between NTI and AB, with respect to the Active M International Equity Fund. Under the AB Agreement, AB began managing a portion of the Fund’s assets effective on April 10, 2025. The Fund’s other assets are currently allocated among Causeway Capital Management LLC, Victory Capital Management Inc., WCM Investment Management, LLC and Wellington Management Company LLP (together, the “Other Sub-Advisers”), each of which manage a portion of the Fund’s assets. Effective April 1, 2025, the Fund’s sub-advisory agreement with Polen Capital Management, LLC (“Polen”) was terminated.

NTI recommended that the Board approve the AB Agreement to replace Polen as sub-adviser based on NTI’s evaluation of AB’s investment advisory operations and capabilities, among other factors, and to seek to reduce the Fund’s risk profile and maintain style neutrality within the Fund.

The AB Agreement provides that AB shall, subject to the supervision and oversight of NTI, manage the investment and reinvestment of the portion of the Fund’s assets that NTI may allocate to AB. The AB Agreement provides that, generally, in executing portfolio transactions and selecting brokers or dealers to place orders for transactions with respect to common and

MULTI-MANAGER FUNDS	2	NORTHERN INFORMATION STATEMENT

MULTI-MANAGER FUNDS

MAY 14, 2025

preferred stocks, AB shall use its best judgment to obtain the best overall terms available. The AB Agreement also provides that AB shall place orders to purchase or redeem securities directly with the issuer or with any broker or dealer or other person who deals in the securities in which the Fund is trading. The AB Agreement provides that in assessing the best overall terms available for any transaction, AB shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transactions and on a continuing basis. The AB Agreement also states that AB, when selecting brokers or dealers, may consider the brokerage and research services provided to the Fund and/or other accounts over which AB or an affiliate of AB exercises investment discretion. With respect to securities other than common and preferred stocks, the AB Agreement provides that AB shall attempt to obtain the best net price and execution of its orders, provided that to the extent that the execution and price available from more than one broker or dealer are comparable, AB may, at its discretion but subject to applicable law, select the executing broker or dealer.

The AB Agreement provides that AB, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other fiduciary or agency accounts managed by AB in order to obtain the best overall terms available and execution with respect to common and preferred stocks and the best net price and execution with respect to other securities. In such event, AB will allocate the securities to be purchased or sold, as well as the expenses incurred in the transaction, in the manner AB considers to be most fair and equitable over time to the Fund and other accounts.

The AB Agreement provides that AB shall not be liable for any loss arising out of any portfolio investment or disposition made under the AB Agreement except by reason of AB’s willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder. The AB Agreement further provides that AB will not be liable for any loss arising out of any act or omission taken by another sub-adviser of the Fund or any other third party with respect to any portion of the Trust’s assets not managed by AB. The AB Agreement also provides that NTI shall indemnify AB, its affiliates and its controlling persons for any liability and expenses arising from or in connection with NTI’s breach of the AB Agreement or as a result of NTI’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under the AB Agreement or in violation of applicable law. The AB Agreement also provides that AB shall not be indemnified for any liability or expenses that result from AB’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under the AB Agreement.

Generally, the Board or holders of a majority of outstanding voting securities of the Fund may terminate the AB Agreement without penalty at any time. NTI may terminate the AB Agreement immediately upon notice to AB. The AB Agreement terminates automatically in the event of an assignment as defined in the 1940 Act or upon termination of the Management Agreement. The AB Agreement also may be terminated by AB upon 60 days’ written notice to NTI and the Trust.

The material terms of the AB Agreement are substantially the same as the terms of the sub-advisory agreements with the Other Sub-Advisers to the Fund, except for the sub-advisory fees. The addition of AB to the Fund has had no impact on the investment management fees charged to the Fund or the fees paid by its shareholders, because the fees paid by NTI to the Fund’s sub-advisers are deducted from the fees paid by the Fund to NTI.

INFORMATION ABOUT AB. AB is Delaware limited partnership with its principal offices located at 501 Commerce Street, Nashville, TN 37203. As of December 31, 2024, AB managed approximately $784 billion in assets under management. AB is the majority limited partnership units in which are held, directly and indirectly, by its parent company Equitable Holdings, Inc. (“EQH”), a publicly traded holding company for a diverse group of financial services companies. AllianceBernstein Corporation, an indirect wholly-owned subsidiary of EQH, is the general partner of both AB and AllianceBernstein Holding L.P., a publicly traded partnership. As of March 31, 2025, AllianceBernstein Holding L.P. owned approximately 37.5% of the issued and outstanding AB Units, Equitable Holdings, Inc. and its subsidiaries had an approximate 61.8% economic interest in AB (including both the general partnership and limited partnership interests in AllianceBernstein Holding L.P. and AB), and unaffiliated holders held approximately 0.7%.

PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS. Set forth below is a list of each executive officer and director/member of AB. The address of each individual is c/o AB at the address noted above.

NAME	POSITION(S) HELD WITH AB	OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT

Joan Lamm-Tennant	Independent Chair	Equitable Holdings, Inc. – Chair of the Board

Jeffrey Hurd	Affiliated Director	Equitable Holdings, Inc. – Chief Operating Officer

Daniel G. Kaye	Independent Director	Equitable Holdings, Inc. – Director Equitable Life Insurance Company – Director CME Group, Inc. – Director

NORTHERN INFORMATION STATEMENT	3	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

JOINT INFORMATION STATEMENT

NAME	POSITION(S) HELD WITH AB	OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT

Nicholas Lane	Affiliated Director	Equitable Holdings, Inc. – Senior Executive Vice President, Head of U.S. Life, Retirement and Wealth Management

Das Narayandas	Independent Director	Harvard Business School – Edsel Bryant Ford Professor of Business Administration

Bruce Holley	Independent Director	Alvarez and Marsal – Managing Director

Mark Pearson	Affiliated Director	Equitable Holdings, Inc. – Director, President and Chief Executive Officer Equitable Life Insurance Company – Chairman and Chief Executive Officer

Charles Stonehill	Independent Director	Equitable Holdings, Inc. – Director Equitable Life Insurance Company – Director Green & Blue Advisors LLC – Founding Partner PlayMagnus – Director CommonBond – Director

Todd Walthall	Independent Director	Optum – Chief Growth Officer

Seth Bernstein	President and Chief Executive Officer	—

Tom Simeone	Chief Financial Officer	—

Onur Erzan	Head of Global Client Group and Head of Private Wealth	—

Mark R. Manley	Global Head of Compliance and General Counsel	—

Karl Sprules	Chief Operating Officer	—

OTHER ADVISORY AND SUB-ADVISORY CLIENTS. AB does not act as sub-adviser to any other SEC-registered investment companies that have similar investment objectives as the Fund.

Multi-Manager Global Listed Infrastructure Fund

Cohen & Steers Capital Management, Inc. (“Cohen & Steers”) and the Cohen & Steers Agreement

THE COHEN & STEERS AGREEMENT. At the Meeting, the Trustees, including a majority of the Independent Trustees, voting separately, reviewed and approved a new sub-advisory agreement (the “Cohen & Steers Agreement”) between NTI and Cohen & Steers, with respect to the Multi-Manager Global Listed Infrastructure Fund. Under the Cohen & Steers Agreement, Cohen & Steers began managing a portion of the Fund’s assets effective on March 24, 2025. The Fund’s other assets are currently allocated among Eagle Global Advisors, LLC, First Sentier Investors (Australia) IM Ltd., Lazard Asset Management LLC, and KBI Global Investors (North America) Ltd. (together, the “Other Sub-Advisers”), each of which manage a portion of the Fund’s assets. NTI recommended that the Board approve the Cohen & Steers Agreement based on NTI’s evaluation of Cohen & Steers’ investment advisory operations and capabilities, among other factors, and to seek to improve the Fund’s relative performance and reduce tracking error.

The Cohen & Steers Agreement provides that Cohen & Steers shall, subject to the supervision and oversight of NTI, manage the investment and reinvestment of the portion of the Fund’s assets that NTI may allocate to Cohen & Steers. The Cohen & Steers Agreement provides that, generally, in executing portfolio transactions and selecting brokers or dealers to place orders for transactions with respect to common and preferred stocks, Cohen & Steers shall use its best judgment to obtain the best overall terms available. The Cohen & Steers Agreement also provides that Cohen & Steers shall place orders to purchase or redeem securities directly with the issuer or with any broker or dealer or other person who deals in the securities in which the Fund is trading. The Cohen & Steers Agreement provides that in assessing the best overall terms available for any transaction, Cohen & Steers shall consider all factors it deems relevant, including, but not limited to, the liquidity of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, a financial institution’s sophistication as well as its range of services and technology, the reasonableness of the commission, if any, both for the specific transactions and on a continuing basis, and a financial institutions trading expertise, as set forth in Cohen & Steer’s order execution and handling policies and procedures. The Cohen & Steers Agreement also states that Cohen & Steers, when selecting brokers or dealers, may consider the brokerage and research services provided to the Fund and/or other accounts over which Cohen & Steers or an affiliate of Cohen & Steers exercises investment discretion. With respect to securities other than common and preferred stocks, the Cohen & Steers Agreement provides that Cohen & Steers shall attempt to obtain the best net price and execution of its orders, provided that to the extent that the execution and price available from more than one broker or dealer are comparable, Cohen & Steers may, at its discretion but subject to applicable law, select the executing broker or dealer.

MULTI-MANAGER FUNDS	4	NORTHERN INFORMATION STATEMENT

MULTI-MANAGER FUNDS

MAY 14, 2025

The Cohen & Steers Agreement provides that Cohen & Steers, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other fiduciary or agency accounts managed by Cohen & Steers in order to obtain the best overall terms available and execution with respect to common and preferred stocks and the best net price and execution with respect to other securities. In such event, Cohen & Steers will allocate the securities to be purchased or sold, as well as the expenses incurred in the transaction, in the manner Cohen & Steers considers to be most fair and equitable over time to the Fund and other accounts.

The terms of the Cohen & Steers Agreement provide that Cohen & Steers shall not be liable for any loss arising out of any portfolio investment or disposition made under the Cohen & Steers Agreement, except by reason of Cohen & Steers’ willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder. The Cohen & Steers Agreement further provides that Cohen & Steers will not be liable for any (i) loss arising out of any act or omission taken by another sub-adviser of the Fund or any other third party with respect to any portion of the Trust’s assets not managed by Cohen & Steers, or (ii) consequential, incidental, or indirect damages or for lost profits, business or opportunities. The Cohen & Steers Agreement states that NTI shall indemnify Cohen & Steers for any liability and expenses arising from, or in connection with, NTI’s breach of the Cohen & Steers Agreement or as a result of NTI’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties under the Cohen & Steers Agreement or in violation of applicable law. The Cohen & Steers Agreement also provides that Cohen & Steers shall not be indemnified for any liability or expenses that result from Cohen & Steers’ willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under the Cohen & Steers Agreement.

Generally, the Board or holders of a majority of outstanding voting securities of the Fund may terminate the Cohen & Steers Agreement without penalty at any time. NTI may terminate the Cohen & Steers Agreement immediately upon notice to Cohen & Steers. The Cohen & Steers Agreement terminates automatically in the event of an assignment as defined in the 1940 Act or upon termination of the Management Agreement. The Cohen & Steers Agreement also may be terminated by Cohen & Steers upon 60 days’ written notice to NTI and the Trust.

The material terms of the Cohen & Steers Agreement are substantially the same as the terms of the sub-advisory agreements with the Other Sub-Advisers to the Fund, except for the sub-advisory fees. The addition of Cohen & Steers to the Fund has had no impact on the investment management fees charged to the Fund or the fees paid by its shareholders, because the fees paid by NTI to the Fund’s sub-advisers are deducted from the fees paid by the Fund to NTI.

INFORMATION ABOUT COHEN & STEERS. Cohen & Steers was founded in 1986 and its principal offices are located at 1166 6th Ave 30th Floor, New York, NY 10036. As of December 31, 2024, Cohen & Steers managed approximately $85.8 billion in assets under management. Cohen & Steers is 100% owned by its parent company, Cohen & Steers, Inc. (NYSE ticker: CNS), a Delaware corporation. Cohen & Steers, Inc. is a publicly traded company on the New York Stock Exchange, and is broadly held.

PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS. Set forth below is a list of each executive officer and director/member of Cohen & Steers. The address of each individual is c/o Cohen & Steers at the address noted above.

NAME	POSITION(S) HELD WITH COHEN & STEERS	OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT

Adam M. Derechin	Executive Vice President, Chief Operating Officer	-

Francis C. Poli	Executive Vice President, General Counsel and Secretary	-

Robert H. Steers	Executive Chairman	-

Joseph M. Harvey	Chief Executive Officer	-

Raja A. Dakkuri	Executive Vice President, Chief Financial Officer	-

Jon Y. Cheigh	President, Chief Investment Officer	-

OTHER ADVISORY AND SUB-ADVISORY CLIENTS. Cohen & Steers also acts as investment adviser to the SEC-registered investment company listed below, which have similar investment objectives as the Fund. The table below sets forth certain information with respect to each investment company.

NAME OF FUND	NET ASSETS OF FUND AT END OF MARCH 2025	ANNUAL RATE OF ADVISORY FEES	EXPENSE LIMITS

Cohen & Steers Global Infrastructure Fund	$884,000,000	Class A: 0.75% Class C: 0.75% Class I: 0.75% Class R: 0.75% Class Z: 0.75%	Class A: 1.21% Class C: 1.86% Class I: 0.86%* Class R: 1.36% Class Z: 0.86%

NORTHERN INFORMATION STATEMENT	5	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

JOINT INFORMATION STATEMENT

*

Cohen & Steers Capital Management, Inc., the Cohen & Steers Global Infrastructure Fund’s investment adviser, has contractually agreed to waive its fee and/or reimburse the Cohen & Steers Global Infrastructure Fund’s Class I shareholder service fee through June 30, 2025, up to the maximum shareholder service fee of 0.10%. This contractual agreement can only be amended or terminated by agreement of the Cohen & Steers Global Infrastructure Fund’s Board of Directors and Cohen & Steers Capital Management, Inc. and will terminate automatically in the event of termination of the investment advisory agreement between Cohen & Steers Capital Management, Inc. and the Cohen & Steers Global Infrastructure Fund.

Eagle Global Advisors, LLC (“Eagle”) and the Eagle Agreement

THE EAGLE AGREEMENT. At the Meeting, the Trustees, including a majority of the Independent Trustees, voting separately, reviewed and approved a new sub-advisory agreement (the “Eagle Agreement”) between NTI and Eagle, with respect to the Multi-Manager Global Listed Infrastructure Fund. Under the Eagle Agreement, Eagle began managing a portion of the Fund’s assets effective on March 24, 2025. The Fund’s other assets are currently allocated among Cohen & Steers Capital Management, Inc., First Sentier Investors (Australia) IM Ltd., Lazard Asset Management LLC, and KBI Global Investors (North America) Ltd. (together, the “Other Sub-Advisers”), each of which manage a portion of the Fund’s assets. NTI recommended that the Board approve the Eagle Agreement based on NTI’s evaluation of Eagle’s investment advisory operations and capabilities, among other factors, and to seek to reduce the industry factor risk of the Global Listed Infrastructure Fund through targeted portfolio exposures.

The Eagle Agreement provides that Eagle shall, subject to the supervision and oversight of NTI, manage the investment and reinvestment of the portion of the Fund’s assets that NTI may allocate to Eagle. The Eagle Agreement provides that, generally, in executing portfolio transactions and selecting brokers or dealers to place orders for transactions with respect to common and preferred stocks, Eagle shall use its best judgment to obtain the best overall terms available. The Eagle Agreement also provides that Eagle shall place orders to purchase or redeem securities directly with the issuer or with any broker or dealer or other person who deals in the securities in which the Fund is trading. The Eagle Agreement provides that in assessing the best overall terms available for any transaction, Eagle shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transactions and on a continuing basis. The Eagle Agreement also states that Eagle, when selecting brokers or dealers, may consider the brokerage and research services provided to the Fund and/or other accounts over which Eagle or an affiliate of Eagle exercises investment discretion. With respect to securities other than common and preferred stocks, the Eagle Agreement provides that Eagle shall attempt to obtain the best net price and execution of its orders, provided that to the extent that the execution and price available from more than one broker or dealer are comparable, Eagle may, at its discretion and subject to applicable law, select the executing broker or dealer.

The Eagle Agreement provides that Eagle, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other fiduciary or agency accounts managed by Eagle in order to obtain the best overall terms available and execution with respect to common and preferred stocks and the best net price and execution with respect to other securities. In such event, Eagle will allocate the securities to be purchased or sold, as well as the expenses incurred in the transaction, in the manner Eagle considers to be most fair and equitable over time to the Fund and other accounts.

The terms of the Eagle Agreement provide that Eagle shall not be liable for any loss arising out of any portfolio investment or disposition made under the Eagle Agreement, except by reason of Eagle’s willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder. The Eagle Agreement further provides that Eagle will not be liable for any loss arising out of any act or omission taken by another sub-adviser of the Fund or any other third party with respect to any portion of the Trust’s assets not managed by Eagle. The Eagle Agreement states that NTI shall indemnify Eagle, its affiliates and its controlling persons for any liability arising from, or in connection with, NTI’s breach of the Eagle Agreement or as a result of NTI’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties under the Eagle Agreement or violation of applicable law. The Eagle Agreement also provides that Eagle shall not be indemnified for any liability or expenses that result from Eagle’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under the Eagle Agreement.

Generally, the Board or holders of a majority of outstanding voting securities of the Fund may terminate the Eagle Agreement without penalty at any time. NTI may terminate the Eagle Agreement immediately upon notice to Eagle. The Eagle Agreement terminates automatically in the event of an assignment as defined in the 1940 Act or upon termination of the Management Agreement. The Eagle Agreement also may be terminated by Eagle upon 60 days’ written notice to NTI and the Trust.

MULTI-MANAGER FUNDS	6	NORTHERN INFORMATION STATEMENT

MULTI-MANAGER FUNDS

MAY 14, 2025

The material terms of the Eagle Agreement are substantially the same as the terms of the sub-advisory agreements with the Other Sub-Advisers to the Fund, except for the sub-advisory fees. The addition of Eagle to the Fund has had no impact on the investment management fees charged to the Fund or the fees paid by its shareholders, because the fees paid by NTI to the Fund’s sub-advisers are deducted from the fees paid by the Fund to NTI.

INFORMATION ABOUT EAGLE. Eagle was founded in 1996 and its principal offices are located at 1330 Post Oak Blvd., Suite 3000, Houston, Texas 77056. As of December 31, 2024, Eagle managed approximately $2.55 billion in assets under management. Eagle is a registered investment advisor. The firm is 100% owned by its employees. Steven S. Russo and Edward R. Allen, III each own over 25% of Eagle Global Advisors, LLC.

PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS. Set forth below is a list of each executive officer and director/member of Eagle. The address of each individual is c/o Eagle at the address noted above.

NAME	POSITION(S) HELD WITH EAGLE	OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT

Steven S. Russo	Senior Partner	-

Edward R. Allen, III	Senior Partner	-

John Gualy	Senior Partner	-

OTHER ADVISORY AND SUB-ADVISORY CLIENTS. Eagle does not act as investment adviser or sub-adviser to any other SEC-registered investment companies that have similar investment objectives as the Fund.

TRUSTEES’ CONSIDERATIONS IN APPROVING THE AB AGREEMENT.

At the Meeting, the Trustees, including all of the Independent Trustees, reviewed and discussed information and written materials from NTI about AB, including: (i) the nature, extent and quality of the investment advisory services to be provided by AB, and the experience and qualifications of the personnel proposed to provide such services; (ii) AB’s financial condition, history of operations and ownership structure; (iii) AB’s brokerage and soft dollar practices; (iv) AB’s investment strategies and styles of investing; (v) AB’s performance history with respect to other accounts or funds using an investment strategy similar to the International Equity Fund; (vi) information with respect to AB’s risk management and cybersecurity programs; (vii) AB’s compliance policies and procedures (including its code of ethics), and the Trust’s Chief Compliance Officer’s (the “CCO”) evaluation of such policies and procedures; (viii) material litigation, investigations, proceedings or actions (if any); (ix) any potential conflicts of interest in managing the International Equity Fund, including AB’s financial or business relationships with NTI and its affiliates; and (x) the proposed terms of the AB Agreement. In connection with their deliberations, the Independent Trustees met separately with and were advised by their independent legal counsel, and received a memorandum from their independent legal counsel regarding their responsibilities under applicable law.

The Trustees considered NTI’s reasons for adding AB as a sub-adviser to the International Equity Fund, including why NTI believed that AB may contribute to the International Equity Fund’s performance while reducing risk and maintaining style neutrality. The Trustees discussed NTI’s proposed allocation of assets among AB and the other sub-advisers to the International Equity Fund.

In evaluating the AB Agreement, the Trustees gave weight to various factors but did not identify any single factor as controlling their decision, and each Trustee may have attributed different weight to different factors. However, the Trustees relied upon NTI’s recommendations and performance evaluations of AB.

Nature, Extent and Quality of Services

The Trustees considered the information and evaluations provided by NTI with respect to AB’s operations, qualifications, performance and experience in managing the proposed strategy. The Trustees considered NTI’s evaluation of AB’s potential to improve performance while reducing risk and maintaining style neutrality. The Trustees reviewed the CCO’s evaluation of AB’s compliance program and code of ethics, noting that the CCO believed the program to be reasonably designed to prevent the violation of federal securities laws. The Trustees concluded that AB was able to provide quality services to the International Equity Fund.

Fees, Expenses and Performance

The Trustees considered the proposed sub-advisory fee to be paid by NTI out of NTI’s management fees. The Trustees considered AB’s proposed fees at various asset levels of the International Equity Fund in relation to the other sub-advisers to the International Equity Fund, and in relation to AB’s fee schedule for other accounts or International Equity Funds using a similar investment strategy.

The Trustees considered the expected impact on the International Equity Fund’s profitability to NTI before and after the proposed changes to the International Equity Fund’s sub-advisers, together with the proposed portfolio reallocations among all of the International Equity Fund’s sub-advisers, which

NORTHERN INFORMATION STATEMENT	7	MULTI-MANAGER FUNDS

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showed that NTI’s profitability would remain the same at asset levels as of December 31, 2024. The Trustees did not consider AB’s projected profitability because NTI would be paying AB out of the management fees that NTI received from the International Equity Fund. The Trustees therefore believed that NTI had an incentive to negotiate competitive sub advisory fees.

The Trustees considered and evaluated AB’s performance in other accounts that it manages using a similar investment strategy, and NTI’s evaluation of that performance. The Trustees reviewed reports prepared by NTI showing the hypothetical performance of the International Equity Fund over various time periods based on the proposed sub-adviser changes. The Trustees also considered AB’s investment strategy performance against its performance benchmark.

Based upon the information provided, the Trustees concluded that the proposed fee to be paid under the AB Agreement was fair and reasonable in light of the services to be provided by AB and consistent with those that would be obtained through arms-length negotiations, and that AB’s performance record in its strategy was generally satisfactory.

Economies of Scale

The Trustees considered information prepared by NTI that showed the impact on NTI’s net management fee (after payment of sub-advisory fees) at various asset levels. The Trustees noted that AB had a breakpoint in its sub-advisory fee structure. However, the Trustees generally considered economies of scale primarily at the management fee level given that NTI would be paying AB out of its management fee.

Accordingly, the Trustees concluded that the proposed fee arrangement with AB at current and projected asset levels for the International Equity Fund is reasonable.

Fall Out and Other Benefits

The Trustees considered other potential benefits to be derived by AB as a result of its relationship with the International Equity Fund or NTI. For example, the Trustees noted that AB may obtain reputational benefits from the success of the International Equity Fund. The Trustees noted NTI’s disclosure that AB has business relationships with certain affiliates of NTI Trust that provide certain services for its clients. The Trustees considered that NTI was not aware of any other conflicts of interest relevant to the International Equity Fund or NTI. The Trustees concluded that, based on the information provided, any such potential benefits were immaterial to its consideration and approval of the AB Agreement.

Conclusion

After deliberation and based on the Trustees’ review, including consideration of each of the factors referenced above and the recommendations by NTI, the Trustees, including the Independent Trustees, determined that the proposed fee to be paid to AB was fair and reasonable in light of the services to be provided by AB and such other matters as the Board considered relevant in the exercise of reasonable business judgment. After full consideration of the above factors as well as other factors, the Board, including the Independent Trustees, unanimously approved the AB Agreement.

TRUSTEES’ CONSIDERATIONS IN APPROVING THE COHEN & STEERS AGREEMENT.

At the Meeting, the Trustees, including all of the Independent Trustees, reviewed and discussed information and written materials from NTI about Cohen & Steers, including: (i) the nature, extent and quality of the investment advisory services to be provided by Cohen & Steers and the experience and qualifications of the personnel proposed to provide such services; (ii) Cohen & Steers’ financial condition, history of operations and ownership structure; (iii) Cohen & Steers’ brokerage and soft dollar practices; (iv) Cohen & Steers’ investment strategies and styles of investing; (v) Cohen & Steers’ performance history with respect to other accounts or funds using an investment strategy similar to the Global Listed Infrastructure Fund; (vi) information with respect to Cohen & Steers’ risk management and cybersecurity programs; (vii) Cohen & Steers’ compliance policies and procedures (including its code of ethics), and the Trust’s CCO evaluation of such policies and procedures; (viii) material litigation, investigations, proceedings or actions (if any); (ix) any potential conflicts of interest in managing the Global Listed Infrastructure Fund, including Cohen & Steers’ financial or business relationships with NTI and its affiliates; and (x) the proposed terms of the Cohen & Steers Agreement. In connection with their deliberations, the Independent Trustees met separately with and were advised by their independent legal counsel, and received a memorandum from their independent legal counsel regarding their responsibilities under applicable law.

The Trustees considered NTI’s reasons for proposing that Cohen & Steers be added as a sub-adviser to the Global Listed Infrastructure Fund, including why NTI believed that Cohen & Steers may contribute to improved performance. The Trustees discussed the proposed allocation of assets among Cohen & Steers and the Other Sub-Advisers to the Global Listed Infrastructure Fund.

In evaluating the Cohen & Steers Agreement, the Trustees gave weight to various factors but did not identify any single factor as controlling their decision, and each Trustee may have attributed different weight to different factors. However, the Trustees relied upon the recommendations and performance evaluations provided by NTI.

Nature, Extent and Quality of Services

The Trustees considered the information and evaluations provided by NTI with respect to Cohen & Steers’ operations, qualifications, performance and experience in managing the type of

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strategy for which Cohen & Steers was proposed to be engaged. The Trustees considered NTI’s evaluation of Cohen & Steers’ potential to contribute to improving the Global Listed Infrastructure Fund’s relative performance. The Trustees reviewed the CCO’s evaluation of Cohen & Steers’ compliance program and code of ethics, noting that the CCO believed the program to be reasonably designed to prevent the violation of federal securities laws. The Trustees concluded that Cohen & Steers was able to provide quality services to the Global Listed Infrastructure Fund.

Fees, Expenses and Performance

The Trustees considered the proposed sub-advisory fee that Cohen & Steers would be paid by NTI out of NTI’s management fees. The Trustees considered Cohen & Steers’ proposed fees at various asset levels of the Global Listed Infrastructure Fund in relation to the other sub-advisers to the Global Listed Infrastructure Fund, and in relation to Cohen & Steers’ fee schedule for other accounts or funds using an investment strategy similar to the Global Listed Infrastructure Fund.

The Trustees considered the expected profitability of the Global Listed Infrastructure Fund to NTI before and after the addition of the sub-advisers proposed at the Meeting, together with the proposed portfolio reallocations among all of the Global Listed Infrastructure Fund’s sub-advisers, which showed that NTI’s profitability would slightly increase at asset levels as of December 31, 2024. The Trustees did not consider Cohen & Steers’ projected profitability because NTI would be paying Cohen & Steers out of the management fees that NTI receives from the Global Listed Infrastructure Fund. The Trustees therefore believed that NTI had an incentive to negotiate competitive sub advisory fees.

The Trustees considered and evaluated Cohen & Steers’ performance in other accounts or funds that it manages using an investment strategy similar to the strategy it will use with the Global Listed Infrastructure Fund, and NTI’s evaluation of that performance. The Trustees reviewed reports prepared by NTI showing the hypothetical performance of the Global Listed Infrastructure Fund over various time periods based on the proposed sub-adviser changes. The Trustees also considered Cohen & Steers’ investment strategy performance against the Global Listed Infrastructure Fund’s benchmark index.

Based upon the information provided, the Trustees concluded that the proposed fee to be paid under the Cohen & Steers Agreement was fair and reasonable in light of the services to be provided by Cohen & Steers and consistent with those that would be obtained through arms-length negotiations, and that Cohen & Steers’ performance record in its strategy was generally satisfactory.

Economies of Scale

The Trustees considered information prepared by NTI that showed the impact on NTI’s net management fee (after payment of sub-advisory fees) at various asset levels. The Trustees noted that Cohen & Steers had a breakpoint in its sub-advisory fee structure. They took into account the levels of aggregate sub-advisory fees at various asset levels, including applicable breakpoints in the sub-advisory fee structures. However, the Trustees generally considered economies of scale with respect to the Global Listed Infrastructure Fund primarily at the management fee level given that NTI would be paying Cohen & Steers out of its management fee. Accordingly, the Trustees concluded that the proposed fee arrangement with Cohen & Steers at current and projected asset levels for the Global Listed Infrastructure Fund is reasonable.

Fall Out and Other Benefits

The Trustees considered other potential benefits to be derived by Cohen & Steers as a result of its relationship with the Global Listed Infrastructure Fund or NTI. For example, the Trustees noted that Cohen & Steers may obtain reputational benefits from the success of the Global Listed Infrastructure Fund. The Trustees noted NTI’s disclosure that Cohen & Steers serves as an investment adviser for clients that utilize an affiliate of NTI as a service provider. The Trustees considered that NTI was not aware of any other conflicts of interest relevant to the Global Listed Infrastructure Fund or NTI. The Trustees concluded that, based on the information provided, any such potential benefits were immaterial to its consideration and approval of the Cohen & Steers Agreement.

Conclusion

After deliberation and based on the Trustees’ review, including consideration of each of the factors referenced above and the recommendations by NTI, the Trustees, including the Independent Trustees, determined that the proposed fee to be paid to Cohen & Steers was fair and reasonable in light of the services to be provided by Cohen & Steers and such other matters as the Board considered relevant in the exercise of reasonable business judgment. After full consideration of the above factors as well as other factors, the Board, including the Independent Trustees, unanimously approved the Cohen & Steers Agreement.

TRUSTEES’ CONSIDERATIONS IN APPROVING THE EAGLE AGREEMENT.

At the Meeting, the Trustees, including all of the Independent Trustees, reviewed and discussed information and written materials from NTI about Eagle, including: (i) the nature, extent and quality of the investment advisory services to be provided by Eagle, and the experience and qualifications of the personnel proposed to provide such services; (ii) Eagle’s financial condition, history of operations and ownership structure; (iii) Eagle’s

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brokerage and soft dollar practices; (iv) Eagle’s investment strategies and styles of investing; (v) Eagle’s performance history with respect to other accounts using an investment strategy similar to the Global Listed Infrastructure Fund; (vi) information with respect to Eagle’s risk management and cybersecurity programs; (vii) Eagle’s compliance policies and procedures (including its code of ethics), and the Trust’s CCO evaluation of such policies and procedures; (viii) material litigation, investigations, proceedings or actions (if any); (ix) any potential conflicts of interest in managing the Global Listed Infrastructure Fund, including Eagle’s financial or business relationships with NTI and its affiliates; and (x) the proposed terms of the Eagle Agreement. In connection with their deliberations, the Independent Trustees met separately with and were advised by their independent legal counsel, and received a memorandum from their independent legal counsel regarding their responsibilities under applicable law.

The Trustees considered NTI’s reasons for proposing that Eagle be added as a sub-adviser to the Global Listed Infrastructure Fund, including why NTI believed that Eagle may contribute to the Global Listed Infrastructure Fund’s performance through targeted portfolio exposures. The Trustees discussed the proposed allocation of assets among Eagle and the other sub-advisers to the Global Listed Infrastructure Fund.

In evaluating the Eagle Agreement, the Trustees gave weight to various factors but did not identify any single factor as controlling their decision, and each Trustee may have attributed different weight to different factors. However, the Trustees relied upon NTI’s recommendations and performance evaluations of Eagle.

Nature, Extent and Quality of Services

The Trustees considered the information and evaluations provided by NTI with respect to Eagle’s operations, qualifications, performance and experience in managing the proposed strategy for the Global Listed Infrastructure Fund. The Trustees considered NTI’s evaluation of Eagle’s potential to improve performance through targeted portfolio exposures. The Trustees reviewed the CCO’s evaluation of Eagle’s compliance program and code of ethics, noting that the CCO believed the program to be reasonably designed to prevent the violation of federal securities laws. The Trustees concluded that Eagle was able to provide quality services to the Global Listed Infrastructure Fund.

Fees, Expenses and Performance

The Trustees considered the proposed sub-advisory fee to be paid by NTI out of NTI’s management fees. The Trustees considered Eagle’s proposed fees at various asset levels of the Global Listed Infrastructure Fund in relation to the other sub-advisers to the Global Listed Infrastructure Fund, and in relation to Eagle’s fee schedule for its other accounts using a similar investment strategy.

The Trustees considered the expected impact on the Global Listed Infrastructure Fund’s profitability to NTI before and after the addition of the proposed new sub-advisers to the Global Listed Infrastructure Fund, together with the proposed portfolio reallocations among all of the Global Listed Infrastructure Fund’s sub-advisers, which showed that NTI’s profitability would slightly increase at asset levels as of December 31, 2024. The Trustees did not consider Eagle’s projected profitability because NTI would be paying Eagle out of the management fees that NTI receives from the Global Listed Infrastructure Fund. The Trustees therefore believed that NTI had an incentive to negotiate competitive sub advisory fees.

The Trustees considered and evaluated Eagle’s performance in other accounts that it manages using a similar investment strategy, and NTI’s evaluation of that performance. The Trustees reviewed reports prepared by NTI showing the hypothetical performance of the Global Listed Infrastructure Fund over various time periods based on the proposed sub-adviser changes. The Trustees also considered Eagle’s investment strategy performance against its performance benchmark.

Based upon the information provided, the Trustees concluded that the proposed fee to be paid under the sub-advisory agreement was fair and reasonable in light of the services to be provided by Eagle and consistent with those that would be obtained through arms-length negotiations, and that Eagle’s performance record in its strategy was generally satisfactory.

Economies of Scale

The Trustees considered information prepared by NTI that showed the impact on NTI’s net management fee (after payment of sub-advisory fees) at various asset levels. The Trustees noted that Eagle had a breakpoint in its sub-advisory fee structure. However, the Trustees generally considered economies of scale at the management fee level given that NTI would be paying Eagle out of its management fee. Accordingly, the Trustees concluded that the proposed fee arrangement with Eagle at current and projected asset levels for the Global Listed Infrastructure Fund is reasonable.

Fall Out and Other Benefits

The Trustees considered other potential benefits to be derived by Eagle as a result of its relationship with the Global Listed Infrastructure Fund or NTI. For example, the Trustees noted that Eagle may obtain reputational benefits from the success of the Global Listed Infrastructure Fund. The Trustees also noted NTI’s disclosure that Eagle is a sub-adviser for a private investment vehicle managed by NTI. The Trustees considered that NTI was not aware of any other conflicts of interest relevant to the Global Listed Infrastructure Fund or NTI. The Trustees concluded that, based on the information provided, any such potential benefits were immaterial to its consideration and approval of the Eagle Agreement.

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Conclusion

After deliberation and based on the Trustees’ review, including consideration of each of the factors referenced above and the recommendations by NTI, the Trustees, including the Independent Trustees, determined that the proposed fee to be paid to Eagle was fair and reasonable in light of the services to be provided by Eagle and such other matters as the Board considered relevant in the exercise of reasonable business judgment. After full consideration of the above factors as well as other factors, the Board, including the Independent Trustees, unanimously approved the Eagle Agreement.

Additional Information

MANAGEMENT AND SUB-ADVISORY FEES. For the fiscal year ended March 31, 2025, each Fund paid management fees to NTI, and NTI paid sub-advisory fees to the Fund’s sub-advisers, in the aggregate amounts and as a percentage of the Fund’s average daily net assets, set forth in the chart below.

FUND	NET MANAGEMENT FEES PAID TO NTI BY FUND		SUB-ADVISORY FEES PAID TO SUB-ADVISERS BY NTI

Active M International Equity Fund	$3,948,812	0.82%	$1,961,530	0.41%

Multi-Manager Global Listed Infrastructure Fund	$8,607,774	0.90%	$3,989,776	0.42%

No brokerage commissions were paid by the Funds to any direct or indirect affiliated persons (as defined in the 1940 Act) of the Funds for the fiscal year ended March 31, 2025.

INFORMATION ABOUT NTI. NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. NTI is an indirect subsidiary of NTC. Each of these entities is located at 50 South LaSalle Street, Chicago, IL 60603.

INFORMATION ABOUT THE DISTRIBUTOR AND ADMINISTRATOR. Northern Funds Distributors, LLC, with principal offices at Three Canal Plaza, Suite 100, Portland, ME 04101, serves as the Fund’s distributor. NTI acts as administrator for the Fund. The Northern Trust Company (“TNTC”), located at 50 South LaSalle Street, Chicago, IL 60603, serves as transfer agent, custodian and sub-administrator to the Fund.

SHAREHOLDER REPORTS. The Funds will furnish, without charge, copies of its annual report for the period ended March 31, 2024, and semi-annual report for the period ended September 30, 2024, to any shareholder upon request addressed to: Northern Funds, P.O. Box 75986, Chicago, IL 60675-5986, by telephone at (800) 595-9111, or by e-mail at northern-funds@ntrs.com. Copies of the Fund’s annual report, semi-annual report, and other documents are also available on the Fund’s website: northerntrust.com/united-states/what-we-do/investmentmanagement/northern-funds/literature.

SHARE OWNERSHIP INFORMATION. As of April 17, 2025, the record date for shareholders receiving this Joint Information Statement, the Active M International Equity Fund and the Multi-Manager Global Listed Infrastructure Fund had 42,484,356.74 and 66,981,829.49 shares outstanding, respectively.

As of April 17, 2025, TNTC and its affiliates held of record more than 25% of the outstanding shares of the Funds as agent, custodian, trustee or investment adviser on behalf of their customers. As of April 17, 2025, the names and share ownership of the entities or individuals (whose mailing address, unless otherwise indicated, is c/o The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, 60603) that, to the knowledge of the Trust’s management, held of record or beneficially owned more than 5% of the outstanding shares of the Multi-Manager Global Listed Infrastructure Fund were as follows:

NAME OF FUND	NAME OF ENTITY OR INDIVIDUAL	NUMBER OF SHARES	% OF FUND

Multi-Manager Global Listed Infrastructure Fund	Charles Schwab & Co Inc. FBO 65501953* 211 Main Street San Francisco, CA 94105	16,018,289	23.91%

Multi-Manager Global Listed Infrastructure Fund	SEI Private Trust Company C O First Interstate Bank* 1 Freedom Valley Drive Oaks, PA 19456	4,311,662	6.44%

Multi-Manager Global Listed Infrastructure Fund	TNT-LDN-WK KELLOG RETIREE WBT – PUBLIC FUND ACCT	3,392,018	5.06%
*	Record owner with respect to multiple accounts.

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As of April 17, 2025, to the knowledge of the Trust’s management, no other entities or individuals held of record or beneficially owned more than 5% the outstanding shares of the Multi-Manager Global Listed Infrastructure Fund.

As of April 17, 2025, to the knowledge of Trust’s management, no shareholders held of record or beneficially owned more than 5% of the outstanding shares of the Active M International Equity Fund.

As of April 17, 2025, the Trust’s Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of each Fund.

MULTIPLE SHAREHOLDERS IN A HOUSEHOLD. If you are a member of a household in which multiple shareholders of the Funds share the same address, and the Funds or your broker or bank (for “street name” accounts) has received consent to household material, then the Funds or your broker or bank may have sent to your household only one copy of this Joint Information Statement, unless the Funds or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of this Joint Information Statement, the Funds will deliver promptly a separate copy of this Joint Information Statement to you upon written or oral request. To receive a separate copy of this Joint Information Statement, or if you would like to receive a separate copy of future information statements, proxy statements, prospectuses or annual reports, please contact Northern Funds by calling (800) 595-9111, by mail at Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986 or by e-mail at northern-funds@ntrs.com. On the other hand, if you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact Northern Funds at the telephone number or address stated above. If your shares are held in street name, please contact your broker or bank.

SHAREHOLDER PROPOSALS. The Trust is not required, nor does it intend, to hold annual meetings of shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. The power to call a vote with respect to shareholders of the Funds is vested exclusively in the Board. To the extent required by law, the Trust will assist in shareholder communications in connection with a meeting called by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders of a Fund must submit the proposal in writing so that it is received by the Fund within a reasonable time before any meeting. These proposals should be sent to the Trust at 50 South LaSalle Street, Chicago, Illinois 60603.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northerntrust.com/funds	MM Infor St (5/25)

NORTHERN FUNDS

50 South LaSalle Street

P.O. Box 75986

Chicago, Illinois 60675-5986

800-595-9111

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF JOINT INFORMATION STATEMENT

This communication presents only an overview of the more complete Joint Information Statement relating to the Active M International Equity Fund (the “International Equity Fund”) and the Multi-Manager Global Listed Infrastructure Fund (the “Global Listed Infrastructure Fund”, and together with the International Equity Fund, the “Funds” and each, a “Fund”). The Funds are series of Northern Funds (the “Trust”). The Joint Information Statement contains important information and is available to you on the internet at https://ntam.northerntrust.com/united-states/all-investor/funds/information-statements. We encourage you to access and review all of the important information contained in the Joint Information Statement.

The Joint Information Statement describes recent sub-adviser changes relating to the Funds. Specifically, the Board of Trustees of the Trust (the “Board”) approved the termination of Polen Capital Management, LLC (“Polen”) as a sub-adviser to the International Equity Fund, effective on April 1, 2025, and the appointment of AllianceBernstein L.P. (“AB”) to sub-advise a portion of the International Equity Fund, effective on April 10, 2025. The Board also approved the appointment of Cohen & Steers Capital Management, Inc. (“Cohen”) and Eagle Global Advisors, LLC (“Eagle”) to each sub-advise a portion of the Global Listed Infrastructure Fund, effective on March 24, 2025.

The Trust has received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that allows the Funds’ investment adviser to enter into a sub-advisory agreement and materially amend an existing sub-advisory agreement, upon the approval of the Trust’s Board, without obtaining shareholder approval. The Order requires that an information statement be sent to shareholders of the Funds that provides information regarding the new sub-adviser and sub-advisory agreement. In lieu of physical delivery of the Joint Information Statement, the Funds will make the Joint Information Statement available to you on the Trust’s website.

This Notice of Internet Availability of Joint Information Statement is being mailed on or about May 14, 2025 to shareholders of record of the Funds as of April 17, 2025. The Joint Information Statement will be available on the Trust’s website at https://ntam.northerntrust.com/united-states/all-investor/funds/information-statements until August 10, 2025. A paper or e-mail copy of the Joint Information Statement may be obtained, without charge, by contacting the Trust at 800-595-9111 or sending an e-mail to northern-funds@ntrs.com.

If you are a member of a household in which multiple shareholders of a Fund share the same address, and the Fund or your broker or bank (for “street name” accounts) has received consent to household material, then the Fund or your broker or bank will send to your household only one copy of this Notice of Internet Availability of Joint Information Statement, unless the Fund or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of this Notice of Internet Availability of Joint Information Statement, the Funds undertake to deliver promptly a separate copy of this Notice of Internet Availability of Joint Information Statement to you upon written or oral request. If you would like to receive a separate copy of future notices of internet availability of information statements, please contact Northern Funds by calling (800) 595-9111, by mail at Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986 or by e-mail at northern-funds@ntrs.com. If you are currently receiving multiple copies of annual reports, information statements, or notices of internet availability of information statements, and would like to receive a single copy in the future, please contact Northern Funds at the telephone number or address stated above. If your shares are held in street name, please contact your broker or bank.

If you want to receive a paper or e-mail copy of the Joint Information Statement, you must request one. A copy of the Joint Information Statement may be obtained upon request and without charge.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

MM NOTICE (5/25)